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                                                                    EXHIBIT 99.2

                    [Logo of Mellon Financial Corporation]

                     Acquisition of Standish, Ayer & Wood

                                                                  April 26, 2001
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                             Cautionary Statement

A number of statements (i) in our presentation and (ii) in the accompanying slides are "forward-looking statements." These forward-looking statements, such as statements as to projected future financial results, marketing opportunities and anticipated closing date, are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control). Actual results may differ materially from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, changes in political and economic conditions; competitive product and pricing pressures within the Corporation's markets; equity and fixed-income market fluctuations; the effects of the adoption of new accounting standards; personal and corporate customers' bankruptcies; inflation; the risk that the acquired business will not be integrated successfully; technological change; changes in law; changes in fiscal, monetary, regulatory, trade and tax policies and laws; monetary fluctuations; success in gaining regulatory approvals when required; success in the timely development of new products and services; interest rate fluctuations; consumer spending and saving habits; as well as other risks and uncertainties detailed or incorporated by reference from time to time in the filings of the Corporation with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2000. Such forward-looking statements speak only as of April 26, 2001, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood

 . Mellon to acquire 100% of Standish, Ayer & Wood, a Boston-based investment manager

   -  Specializes in fixed income products

   -  Currently $41 billion of assets under management


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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood

 .  All cash transaction

   -  Initial consideration due at closing

   -  Additional consideration contingent on future performance

 .  Transaction meets Mellon's acquisition criteria

   -  Expected to be immediately accretive to Cash EPS

   -  After-tax IRR of 18%

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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood

 .  Standish, Ayer & Wood Profile

   -  Current annual revenue run-rate of approximately $100 million

   -  Assets under management currently $41 billion

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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood

 .  Standish, Ayer & Wood Profile (Cont'd)

   -  Primary distribution focus is institutional clients

      .  $36 billion institutional AUM

   -  Active fixed income spread product exceeds 50% of AUM

   -  Attractive high net worth business

      .  $5 billion private client AUM

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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood


 .  Benefits to Mellon

   - Substantially upgrades Mellon's capabilities and scale in active fixed income business

   -  Attractive product set to market through Mellon distribution channels

   - Opportunity to market Mellon products into Standish, Ayer & Wood's distribution channels

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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood

 . Acquisition continues the execution of Mellon's strategy of emphasizing high growth, fee-based businesses

   Pro Forma
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   -  2000 Fee Revenue / Total Revenue = 74%*

   -  2000 Trust Fees / Total Revenue = 55%*

* Includes Standish, Ayer & Wood acquisition / Assumes 100% ownership of Mellon Investor Services for all of 2000 / Excludes Mellon Leasing and Mellon Business Credit currently under strategic review

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                         Mellon Financial Corporation
                     Acquisition of Standish, Ayer & Wood

 .  Company to be named Standish Mellon

 .  Transaction expected to close by the end of the 3rd quarter of 2001

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                         Mellon Financial Corporation
                          Investor Relations Contacts


          Don MacLeod                         (412) 234-5601

          Andy Clark                          (412) 234-4633

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                   [Logo of Mellon Financial Corporation]